EXHIBIT 99.4

(Multicurrency-Cross Border)

SCHEDULE
to the
Master Agreement
dated as of June 8, 2007
between
BNP PARIBAS (“Party A”),
and
THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract
Administrator for CWABS Asset-Backed Certificates Trust 2007-9 (“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for CWABS Asset-Backed Certificates Trust 2007-9 dated as of May 1, 2007 among CWABS, Inc., as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the “Pooling and Servicing Agreement”).

Part 1: Termination Provisions

For the purposes of this Agreement:

(a)	“Specified Entity” will not apply to Party A or Party B for any purpose.

(b)	“Specified Transaction” will not apply to Party A or Party B for any purpose.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)
The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that  Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first”.

(ii)	The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (i) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days or (ii) an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14,except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the Shareholders’ Equity of Party A or, if applicable, the Eligible Guarantor of Party A.

“Shareholders’ Equity” means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles in the country in which Party A or, if applicable, the Eligible Guarantor of Party A is organized.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, (i) Section 5(a)(vii)(4) is hereby amended by adding after the words “against it” the words “(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)” and (ii) Section 5(a)(vii)(8) is hereby amended by deleting the words “to (7) (inclusive)” and inserting in lieu thereof “, (3), (4) as amended, (5) and (6) as amended”.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)	Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)	The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)
Market Quotation will apply, provided, however, that, if an Early Termination Date has been designated by Party B in respect of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the “Latest Settlement Amount Determination Day”), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

(c)
If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

(ii)	The Second Method will apply.

(g)	“Termination Currency” means USD.

(h)	Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2: Tax Representations

(a)	Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A)	Party A makes the following representation(s):

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(B)	Party B makes the following representation(s):

None.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)	Party A makes the following representation(s):

It is a “foreign person” within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

(B)	Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Gross Up.  Section 2(d)(i)(4) shall not apply to Party B as X and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3: Agreement to Deliver Documents

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.
Promptly after the earlier of (i) reasonable demand by either party or (ii) within 30 days of the execution of this Agreement.

(b)	Other Documents to be delivered are (any document to be delivered below via internet shall be deemed to be furnished in writing for purposes of Section 3(d) of the Agreement):

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B
Any documents required or reasonably requested by the receiving party to evidence authority of the delivering party or its Credit Support Provider, if any, to execute and deliver this Agreement, any Confirmation and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be.
		Upon execution.	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document or any Confirmation, as the case may be.
		Upon execution	Yes
Party A
Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized and delivered via internet at http://www.bnpparibas.com/
		Annually, after becoming publicly available	Yes
Party A
An opinion of counsel to such party reasonably satisfactory in form and substance to the other party regarding the enforceability of this Agreement, any Confirmation and any Credit Support Documents to which it is a party.
		Upon execution	No

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party B	Executed copy of the Pooling and Servicing Agreement	Upon the filing of the Pooling and Servicing Agreement on the Security and Exchange Commission’s EDGAR system	Yes

Part 4: Miscellaneous

(a)	Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

Address for notices or communications to Party A:-

BNP Paribas,
787 Seventh Avenue
New York, NY 10019
Attention: Legal and Transaction Management Group – ISDA
Telephone No.: (212) 841-3000
Facsimile No.: (212) 841-3561

With a copy to:

BNP Paribas, Paris, 1 Rue Taitbout, 75009 Paris
Legal and Transaction Management Group – ISDA
Telephone No: (33) (0) 1 4014 0199
Facsimile No: (33) (0) 1 4014 5577 / 7511

Party B:

Address for notices or communications to Party B:

Address: The Bank of New York
101 Barclay Street – 4W Floor
New York, NY 10286
Attention: Corporate Trust Administration MBS Administration, CWABS, Series 2007-9
Telephone No.: (212) 815-6093
Facsimile No.: (212) 815-3986

(b)	Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent:  Not Applicable.

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)
Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent, the cost for which shall be borne by Party A.

(f)	Credit Support Document. Credit Support Document means

Party A:	The Credit Support Annex and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(j)
“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5: Other Provisions

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”) and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)	Conditions Precedent.	Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the “Specific Event”); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

(iii)	Change of Account. Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof:

“to another account in the same legal and tax jurisdiction as the original account”.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

(1)
Nonreliance.  (i) It is not relying on any statement or representation of the other party regarding any Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)
Evaluation and Understanding.  (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into each Transaction and (ii) It understands the terms, conditions and risks of each Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)	Purpose. It is entering into each Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of any Transaction.

(5)
Eligible Contract Participant.  It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended by (i) deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and (ii) deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph 1 and inserting “.” in lieu thereof and (iii) deleting the final paragraph thereof.

(vii)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
Moody’s First Ratings Trigger Collateral Failure.  If (A) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
S&P Approved Ratings Collateral Failure.  If (A) it is not the case that an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii)
Moody’s Second Ratings Trigger Replacement.  If (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (as defined in Part 1(f)(i) above) and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)
S&P Required Ratings Failure.  If (A) an S&P Required Ratings Event has occurred and been continuing for 60 or more calendar days and (B) Party A has failed to either (i) effect a Permitted Transfer or (ii) procure an Eligible Guarantee, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(v)
Supplemental Pooling and Servicing Agreement Without Party A’s Prior Written Consent. If Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor master servicer or trustee) without the prior written consent (such consent not to be unreasonably withheld) of Party A where such consent is required under the Pooling and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.  Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(vi)	[Reserved]

(vii)	[Reserved]

(viii)
For the avoidance of doubt, in the event that (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) an S&P Required Ratings Event has occurred and been continuing for 60 or more calendar days, Party B shall be entitled to declare an Early Termination Date pursuant to Section 6(b)(iv) and Part 5(c)(iv) for so long as such S&P Required Ratings Event is continuing, notwithstanding the absence of a Firm Offer from an Eligible Replacement.

(d)
Required Ratings Downgrade Event.  In the event that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings that satisfy the S&P Required Ratings Threshold and the Moody’s Second Trigger Ratings Threshold (such event, a “Required Ratings Downgrade Event”), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee.

(e)
Regulation AB Compliance. Party A and Party B hereby agree that the terms of the Item 1115 Agreement dated as of March 15, 2006 (the “Regulation AB Agreement”), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and BNP Paribas shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement.  A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

(f)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party, (b) prior written notice to Moody’s and (c) satisfaction of the Rating Agency Condition with respect to S&P, except that:

(a)
a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(b)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

(c)
Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity that is an Eligible Replacement (i) pursuant to Section 6(b)(ii) or the Regulation AB Agreement (subject to satisfaction of the Rating Agency Condition with respect to S&P) or (ii) in connection with a Replacement Transaction or a Permitted Transfer”.

(ii)
If an Eligible Replacement has made a Firm Offer (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance) to be the transferee pursuant to a transfer in accordance with clause (c) above, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g)
Non-Recourse.  Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Swap Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding following the realization of the account held by the Swap Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement and any Confirmation hereunder still outstanding shall be extinguished and thereafter not revive.  Party B shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Swap Trust from the Trust Fund created pursuant to the Pooling and Servicing Agreement.

(h)
Timing of Payments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered into a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been provided prior written notice of such designation or transfer.

(j)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6, Paragraph 8 of the Credit Support Annex or Part 1(f)(i)(D) hereof and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”.

(k)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P.

(l)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, to promptly give notice of such event or condition to the other Party and each Swap Rating Agency; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Swap Trust or the Trust Fund formed pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates.  This provision will survive the termination of this Agreement.

(n)
Swap Contract Administrator Liability Limitations.  Party A and Party B agree to the following: (a) The Bank of New York (“BNY”) is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-9; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-9) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Pooling and Servicing Agreement. This Part 5(n) shall survive the termination of this Agreement.

(o)
Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)	[Reserved]

(q)
Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording and agrees to notify such personnel of such monitoring or recording.

(s)
Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)	[Reserved]

(u)	[Reserved]

(v)	Additional representations.

(i)
Capacity.  Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and each Transaction as principal and not as agent of any person.  Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and each Transaction in its capacity as Swap Contract Administrator.

(w)	Acknowledgements.

(i)
Substantial financial transactions.  Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transactions being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transactions, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii)
Bankruptcy Code.  Subject to Part 5(m), without limiting the applicability, if any, of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556 and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute “forward contracts” or “swap agreements” as defined in Section 101 of the Bankruptcy Code or “commodity contracts” as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556 and 560 of the Bankruptcy Code.

(x)	[Reserved]

(y)	[Reserved]

(z)	Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than an Illegality or a Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party A under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P and either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or withholding for Tax and such opinion has been delivered to Moody’s, (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Guarantor” means an entity that (A) has credit ratings from S&P at least equal to the S&P Required Ratings Threshold and (B) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold; provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the S&P Approved Ratings Threshold or the Moody’s First Trigger Ratings Threshold, as applicable, will not cause a Collateral Event (as defined in the Credit Support Annex) to cease to occur or continue.

“Eligible Replacement” means an entity that (A) (i) (a) has credit ratings from S&P at least equal to the S&P Required Ratings Threshold and (b) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold; provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the S&P Approved Ratings Threshold or the Moody’s First Trigger Ratings Threshold, as applicable, will not cause a Collateral Event (as defined in the Credit Support Annex) to cease to occur or continue or (ii) provides an Eligible Guaranty from an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with the Depositor.

 “Financial Institution” means, with respect to any Relevant Entity, a bank, broker/dealer, insurance company, structured investment company or derivative product company.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to any Relevant Entity, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1” or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Ratings Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to any Relevant Entity, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2” or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) an Event of Default, Termination Event or Additional Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the “Transfer Agreement”), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transactions, (d) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A’s rights and obligations under the Agreement and all relevant Transactions; (e) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any cost of entering into a Transfer Agreement); (f) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

“Rating Agency Condition” means, with respect to any proposed act hereunder and each Swap Rating Agency specified in connection with such proposed act, a condition that is satisfied when the party proposing such act consults with each of the specified Swap Rating Agencies and receives from each such Swap Rating Agency a prior written confirmation (including by facsimile transmission) that the proposed action would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

“Regulation AB Agreement” shall have the meaning assigned thereto in Part 5(e).

“Relevant Entity” means Party A, a guarantor under an Eligible Guarantee or an Eligible Replacement, as applicable.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

“Required Ratings Downgrade Event” shall have the meaning assigned thereto in Part 5(d).

“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, only with respect to a Relevant Entity that is a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

“S&P Required Ratings Event” means that neither Party A nor any Eligible Guarantor of Party A under an Eligible Guarantee has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, (i) with respect to any Relevant Entity that is a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-2” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “BBB+” and (ii) with respect to any Relevant Entity that is not a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

“Swap Rating Agencies” means, with respect to any date of determination, each of S&P and Moody’s, to the extent that each such rating agency is then providing a rating for any of the Certificates.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

BNP PARIBAS	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-9
(Party A)	(Party B)

By: /s/ Christine Smith Howard Name: Christine Smith Howard Title: Authorized Signatory	By: /s/ Michelle Penson Name: Michelle Penson Title: Vice President
By: /s/ Joyce Lim Name: Joyce Lim Title: Authorized Signatory

EXHIBIT A

                            The Item 1115 Agreement

      Item 1115 Agreement dated as of March 15, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"),
CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"),
CWHEQ, Inc., a Delaware corporation ("CWHEQ") and BNP Paribas, as counterparty (the "Counterparty").

                                   RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed
Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the
"Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing
Date") of a transaction pursuant to which Securities are offered (each, a
"Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a
"Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Company Information:  As defined in Section 4(a)(i).

            Company Financial Information:  As defined in Section 2(a)(ii).

            Depositor:  Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP:  As defined in Section 3(a)(v).

            EDGAR:  The Commission's Electronic Data Gathering, Analysis
and Retrieval system.

            Exchange Act:  The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D,
Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Master Agreement: The ISDA Master Agreement between the
Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master
Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531
(Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.  Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i)   the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative
                  instrument counterparty, as is reasonably requested by the related Depositor solely for the purpose of compliance with
                  Item 1115(a)(1) of Regulation AB, which as of the date of
                  this agreement is agreed to comprise of:

                  (A)   The Counterparty's legal name;

                  (B)   the organizational form of the Counterparty;

                  (C)   a description of the general character of the business
                        of the Counterparty;

            (ii)  if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A)   provide the financial data required by Item 1115(b)(1)
                        or (b)(2) of Regulation AB (as specified by the
                        related Depositor to the Counterparty) with respect to
                        the Counterparty (or any entity that consolidates the
                        Counterparty) and any affiliated entities providing
                        derivative instruments to the SPV (the "Company
                        Financial Information"), in a form appropriate for use
                        in the Prospectus Supplement and in an
                        EDGAR-compatible form; and

                  (B)   if applicable, cause its accountants to issue their
                        consent to the filing of such financial statements in
                        the Registration Statement.

                                      2

      (b)   Following the Closing Date with respect to a Transaction,

            (i)   if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement,
                  within 5 Business Days of the release of any updated
                  financial data, the Counterparty shall (1) provide current
                  Company Financial Information as required under Item 1115(b)
                  of Regulation AB to the related Depositor in an
                  EDGAR-compatible form, (2) if applicable, cause its
                  accountants to issue their consent to filing or
                  incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

            (ii)  if the related Depositor requests Company Financial
                  Information from the Counterparty (after the aggregate
                  "significance percentage", determined absent manifest error, of all derivative instruments provided by Counterparty and any of its affiliates to the SPV is 8.00% or more in respect of Item 1115(b)(1), or 18.00% or more in respect of Item
                  1115(b)(2)), for the purpose of compliance with Item 1115(b)
                  of Regulation AB following the Closing Date, the
                  Counterparty shall upon five Business Days written notice
                  either (A), (1) provide current Company Financial
                  Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial
                  statements in the Exchange Act Reports of the SPV and (3)
                  within 5 Business Days of the release of any updated
                  financial data, provide current Company Financial
                  Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial
                  statements in the Exchange Act Reports of the SPV or (B)
                  assign the Derivative Agreement as provided below.

Section 3.  Representations and Warranties and Covenants of the Counterparty.

      (a)   The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(i) or
            Section 2(b)(ii), that, except as disclosed in writing the related
            Depositor prior to such date:

            (i)   The accountants who certify the financial statements and
                  supporting schedules included in the Company Financial
                  Information (if applicable) are independent registered
                  public accountants as required by the Securities Act.

            (ii)  If applicable, the financial statements included in the
                  Company Financial Information present fairly the
                  consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its
                  consolidated subsidiaries as at the dates indicated and the consolidated

                                      3

                  results of their operations and cash flows for the periods specified; except as otherwise stated in the Company
                  Financial Information, said financial statements have been prepared in conformity with generally accepted accounting
                  principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial
                  Information present fairly in accordance with GAAP the
                  information required to be stated therein. The selected
                  financial data and summary financial information included in the Company Financial Information present fairly the
                  information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (iii) The Company Financial Information and other Company
                  Information included or incorporated by reference in the
                  Registration Statement (including through filing on an
                  Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (with respect to the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated
                  therein or necessary in order to make the statements
                  therein, in the light of the circumstances under which they were made, not misleading.

      (b)   The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.  Indemnification; Remedies

      (a)   The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the
            Securities Act and Section 20 of the Exchange Act); and the
            respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i)   (A) any untrue statement of a material fact contained or
                  alleged to be contained in any information, report,
                  certification, accountants' consent or other material
                  provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company
                  Information"), or (B) the omission or alleged omission to
                  state in the Company Information a material fact required to be stated in the Company

                                      4

                  Information or necessary in order to make the statements
                  therein, in the light of the circumstances under which they were made, not misleading; or

            (ii)  any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date
                  prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the
                  Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to the
                  Closing Date.

      (b)   (i)   Any failure by the Counterparty to deliver any information, report, accountants' consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing
                  Date, to the extent that such breach is not cured by the
                  Closing Date (or in the case of information needed for
                  purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as
                  provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an
                  Additional Termination Event (as defined in the Master
                  Agreement) with the Counterparty as the sole Affected Party
                  (as defined in the Master Agreement) under the Derivative
                  Agreement. In the event that an Early Termination Date is
                  designated in connection with such Additional Termination
                  Event, a termination payment (if any) shall be payable as of the Early Termination Date by the applicable party as
                  determined by the application of Section 6(e)(ii) of the
                  Master Agreement, with Market Quotation and Second Method
                  being the applicable method for determining the termination payment (notwithstanding anything in the Derivative
                  Agreement to the contrary).

            (ii)  If the Counterparty has failed to deliver any information, report, or accountants' consent when and as required under
                  Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information,
                  report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed
                  (without taking into account any extensions permitted to be filed), or if the Counterparty has provided Company
                  Information any breach by the Counterparty of a
                  representation or warranty pursuant to Section 3 to the
                  extent made as of a date subsequent to such closing date,
                  and the Counterparty has not, at its own cost, within the
                  period in which the applicable Exchange Act Report for which such information is required can be timely filed, caused
                  another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an
                  agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any
                  information, report, certification or accountants' consent when and as

                                      5

                  required under Section 2 hereof and (iii) is approved by the
                  Depositor (which approval shall not be unreasonably
                  withheld) and any rating agency, if applicable, on terms
                  substantially similar to the Derivative Agreement, then an
                  Additional Termination Event (as defined in the Master
                  Agreement) shall have occurred with the Counterparty as the sole Affected Party. In the event that an Early Termination
                  Date is designated in connection with such Additional
                  Termination Event, a termination payment (if any) shall be payable by the applicable party as of the Early Termination
                  Date as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second
                  Method being the applicable method for determining the
                  termination payment (notwithstanding anything in the
                  Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 4(b)(ii) , the
                  Counterparty shall promptly reimburse the SPV for all
                  reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the
                  Counterparty as counterparty and the entry into a new
                  Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other
                  provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific
                  performance or injunctive relief.

Section 5.  Miscellaneous.

      (a)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this
            Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b)   Assignment. None of the parties may assign their rights under this
            Agreement without the prior written consent of the other parties.
            Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective
            successors and permitted assigns.

      (c)   No Third-Party Benefits Except as Specified. None of the
            provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related
            SPV and any trustee of an SPV or any Administrator.

      (d)   Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

                                      6

      (e)   Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (f)   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g)   Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to
            effectuate and carry out this Agreement.

      (h)   Severability. Any provision hereof which is prohibited or
            unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i)   Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations,
            warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

                                      7

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                             CWABS, INC.

                             By:  /s/ Darren Bigby
                                  -------------------------------------------
                                  Name:  Darren Bigby
                                  Title: Vice President

                             CWMBS, INC.

                             By:  /s/ Darren Bigby
                                  -------------------------------------------
                                  Name:  Darren Bigby
                                  Title: Vice President

                             CWALT, INC.

                             By:  /s/ Darren Bigby
                                  -------------------------------------------
                                  Name:  Darren Bigby
                                  Title: Vice President

                             CWHEQ, INC.

                             By:  /s/ Darren Bigby
                                  -------------------------------------------
                                  Name:  Darren Bigby
                                  Title: Vice President

                             COUNTRYWIDE HOME LOANS, INC.

                             By:  /s/ Darren Bigby
                                  -------------------------------------------
                                  Name:  Darren Bigby
                                  Title: Executive Vice President

                                      8

                             BNP PARIBAS

                             By:  /s/ Kip Testwuide
                                  -------------------------------------------
                                  Name:  Kip Testwuide
                                  Title: Managing Director

                             By:  /s/ Avi Pemper
                                  -------------------------------------------
                                  Name:  Avi Pemper
                                  Title: Managing Director

                                      9